*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

KEYSIGHT AGREEMENT AMENDMENT
ANT76

EXHIBIT 10.29

Amendment #9 to Authorized Technology Partner
Program Agreement No. ANT76

by and between Electro Rent Corporation ("Electro Rent")
and Keysight Technologies, Inc. ("Keysight")

This Amendment to the above referenced Program Agreement No. ANT76 (“Agreement”) is executed by and between Keysight Technologies, Inc. (“Keysight”) and Electro Rent Corporation (“Electro Rent”) effective the 1st day of June, 2014 (the “Effective Date”).
The following modifications are hereby made to the Agreement:
1. Reseller may be eligible for an [***] in the amount of [***] if Reseller’s total [***] equals or exceeds [***]. The [***] will be calculated on Keysight’s [***]. The [***] will be provided in the form of a [***]. Keysight will [***]. The [***] will be available [***].
2. If Resellers receives an [***] but subsequently cancels an order(s) placed in the [***] time frame and such cancellation would result in either [***], Keysight may [***].

ALL OTHER TERMS AND CONDITIONS OF THE REFERENCED AGREEMENT REMAIN UNCHANGED AND ARE IN FULL FORCE AND EFFECT.

EFFECTIVE DATE: April 10, 2015

AGREED TO:		AGREED TO:
Customer:	Electro Rent Corporation	Keysight:	Keysight Technologies, Inc.
	/s/ Meryl Evans		/s/ Jennifer Baker
	Authorized Representative Signature		Authorized Representative Signature
Name:	Meryl Evans	Name:	Jennifer Baker
Title:	VP	Title:	Contracts Specialist
Address:	6060 Sepulveda Bl	Address:	9780 South Meridian Blvd.
	Van Nuys, CA 91411		Englewood, CO 80112

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

E08	Page 1/1
Revision Date 01-August-2014	Revision Number 1
Printing Date 1 June 2015